EXHIBIT 25



                             POWER OF ATTORNEY



          KNOW ALL MEN  BY THESE PRESENTS, that I, FRANCIS  A. TARKENTON, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              FRANCIS A. TARKENTON
                              --------------------------------
                              Francis A. Tarkenton, Director
                              Coca-Cola Enterprises Inc

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  HOWARD G.  BUFFETT, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              HOWARD G. BUFFETT
                         ------------------------------------
                              Howard G. Buffett, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  L. PHILLIP  HUMANN, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              L. PHILLIP HUMANN
                         ------------------------------------
                              L. Phillip Humann, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  JOHNNETTA B.  COLE, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              JOHNNETTA B. COLE
                         ------------------------------------
                              Johnnetta B. Cole, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS,  that I, T. MARSHALL HAHN, JR., a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              T. MARSHALL HAHN, JR.
                         ------------------------------------
                              T. Marshall Hahn, Jr., Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW  ALL MEN  BY  THESE  PRESENTS, that  I,  CLAUS  M. HALLE,  a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              CLAUS M. HALLE
                         ------------------------------------
                              Claus M. Halle, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  L. PHILLIP  HUMANN, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              L. PHILLIP HUMANN
                         ------------------------------------
                              L. Phillip Humann, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY THESE  PRESENTS, that I,  M. DOUGLAS  IVESTER, a

Director of Coca-Cola  Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel  of the Company, and J. Guy

Beatty, Jr.,  Secretary of the  Company, or any  one of  them, my true  and lawful attorney for me and  in my name for  the purpose of executing on  my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated  as of December 18, 1990 by and between  Coca-Cola Enterprises  Inc. and  Johnnetta B.  Cole and  Agreement

dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and  L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be  filed with  the

Securities and  Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this ----- day of

July, 1994.


                              M. DOUGLAS IVESTER
                         ------------------------------------
                              M. Douglas Ivester, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  E. NEVILLE  ISDELL, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                             E. NEVILLE ISDELL
                         ------------------------------------
                             E. Neville Isdell, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY  THESE PRESENTS,  that I,  L. PHILLIP  HUMANN, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              L. PHILLIP HUMANN
                         ------------------------------------
                              L. Phillip Humann, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. JACOB, a Director

of  Coca-Cola  Enterprises   Inc.  (the  "Company"),   do  hereby   appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              JOHN E. JACOB
                         ------------------------------------
                              John E. Jacob, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW  ALL MEN  BY THESE  PRESENTS, that  I, ROBERT  A. KELLER,  a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              ROBERT A. KELLER
                         ------------------------------------
                              Robert A. Keller, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY THESE  PRESENTS, that  I, S.L. PROBASCO,  JR., a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              S.L. PROBASCO, JR.
                         ------------------------------------
                              S.L. Probasco, Jr., Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL  MEN BY THESE  PRESENTS, that  I, HENRY A.  SCHIMBERG, a

Director of  Coca-Cola Enterprises Inc. (the "Company"),  do hereby appoint

Summerfield  K. Johnston, Jr., Vice Chairman and Chief Executive Officer of

the Company, John R. Alm, Senior Vice President and Chief Financial Officer

of the Company, Lowry F. Kline, General Counsel of the Company,  and J. Guy

Beatty, Jr., Secretary  of the  Company, or any  one of them,  my true  and lawful  attorney for me and in  my name for the purpose  of executing on my behalf  registration statements on Form S-8 in connection with the issuance of securities of the Company pursuant to the terms of each of the following agreements of the Company:  Agreement dated as of  December 18, 1990 by and between Coca-Cola  Enterprises Inc.  and  Johnnetta B.  Cole and  Agreement

dated as of  April 9, 1992 by and between Coca-Cola Enterprises Inc. and L.

Phillip  Humann, or any amendment  or supplement thereto,  and causing such agreements  or any  such  amendment  or supplement  to  be filed  with  the

Securities and Exchange Commission pursuant to the  Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of

July, 1994.


                              HENRY A. SCHIMBERG
                         ------------------------------------
                              Henry A. Schimberg, Director
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW  ALL MEN BY THESE PRESENTS, that I, SUMMERFIELD K. JOHNSTON,

JR., Vice Chairman,  Chief Executive  Officer and a  Director of  Coca-Cola

Enterprises Inc. (the  "Company"), do  hereby appoint John  R. Alm,  Senior

Vice President and Chief Financial Officer  of the Company, Lowry F. Kline,

General Counsel  of the Company, and  J. Guy Beatty, Jr.,  Secretary of the

Company, or any one of them, my true  and lawful attorney for me and in  my name for the purpose  of executing on my behalf registration  statements on

Form  S-8 in  connection with  the  issuance of  securities of  the Company pursuant to the terms of  each of the following agreements of  the Company:

Agreement   dated  as  of  December  18,  1990  by  and  between  Coca-Cola

Enterprises  Inc. and Johnnetta B. Cole and  Agreement dated as of April 9,

1992 by  and between Coca-Cola Enterprises  Inc. and L. Phillip  Humann, or

any amendment or  supplement thereto,  and causing such  agreements or  any such amendment or supplement to  be filed with the Securities  and Exchange

Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto  set my hand this19th day of

July, 1994.


                              SUMMERFIELD K. JOHNSTON, JR.
                         ------------------------------------
                              Summerfield K. Johnston, Jr.,
                              Vice Chairman, Chief Executive
                              Officer and a Director,
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL MEN BY THESE PRESENTS,  that I, JOHN R. ALM, Senior Vice

President and Chief  Financial Officer of  Coca-Cola Enterprises Inc.  (the

"Company"), do hereby  appoint Summerfield K. Johnston,  Jr., Vice Chairman and Chief Executive Officer of the Company, Lowry F. Kline, General Counsel

of the  Company, and J. Guy Beatty,  Jr., Secretary of the  Company, or any

one  of them, my  true and lawful  attorney for me  and in my  name for the purpose of executing  on my behalf registration  statements on Form S-8  in connection with the  issuance of securities of the  Company pursuant to the terms of  each of the following agreements of the Company:  Agreement dated as of  December  18, 1990  by and  between Coca-Cola  Enterprises Inc.  and

Johnnetta B. Cole  and Agreement dated as  of April 9, 1992  by and between

Coca-Cola  Enterprises  Inc. and  L. Phillip  Humann,  or any  amendment or supplement  thereto, and causing such  agreements or any  such amendment or supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto  set my hand this19th day of

July, 1994.


                                JOHN R. ALM
                         ------------------------------------
                         John R. Alm, Senior Vice President
                              and Chief Financial Officer,
                              Coca-Cola Enterprises Inc.

                             POWER OF ATTORNEY



          KNOW ALL MEN  BY THESE PRESENTS, that I, BERNICE  H. WINTER, Vice

President and Controller of Coca-Cola Enterprises Inc. (the "Company"),  do

hereby  appoint  Summerfield K.  Johnston,  Jr.,  Vice Chairman  and  Chief

Executive Officer  of the Company, Lowry  F. Kline, General Counsel  of the

Company, and  J. Guy Beatty, Jr., Secretary  of the Company, or  any one of

them, my true and  lawful attorney for me and in my name for the purpose of executing  on my behalf registration  statements on Form  S-8 in connection with the issuance  of securities of  the Company pursuant  to the terms  of each  of the following  agreements of the  Company:  Agreement  dated as of

December 18, 1990 by  and between Coca-Cola Enterprises Inc.  and Johnnetta

B. Cole and  Agreement dated as of  April 9, 1992 by  and between Coca-Cola

Enterprises  Inc. and  L. Phillip  Humann, or  any amendment  or supplement thereto, and causing such agreements or any such amendment or supplement to be  filed with  the  Securities and  Exchange  Commission pursuant  to  the

Securities Exchange Act of 1934, as amended.

          IN WITNESS WHEREOF, I have hereunto  set my hand this19th day of

July, 1994.


                              BERNICE H. WINTER
                         ------------------------------------
                              Bernice H. Winter
                              Vice President and Controller
                              Coca-Cola Enterprises Inc.

                               CERTIFICATE


      The undersigned, Liston Bishop, hereby certifies that he is an Assistant Secretary of Coca-Cola Enterprises Inc., a Delaware corporation (the "Company"), that the following constitutes a true, correct and complete copy of certain resolutions adopted by the Board of Directors of the Company at a regular meeting held on July 19, 1994, and that such resolutions have not been amended, modified or rescinded and are in full force and effect on the date hereof:

            RESOLVED, that the following numbers of shares of the Company's common stock, par value $1.00 per share, be, and they hereby are, specifically authorized and reserved for issuance from treasury shares or authorized and unissued shares pursuant to the plans designated: (a) 1,500 shares issuable under the Agreement dated as of December 18, 1990 by and between Coca-Cola Enterprises Inc. and Johnnetta B. Cole, and (b) 1,500 shares issuable under the Agreement dated as of April 9, 1992 by and between Coca-Cola Enterprises Inc. and
      L. Phillip Humann (all of the foregoing shares referred to collectively as the "Director Option Shares"); and

            FURTHER RESOLVED, that the Company be, and it hereby is, authorized to file with the Securities and Exchange Commission registration statements, including any exhibits thereto and any amendments and supplements thereto, on any appropriate form authorized by the Securities and Exchange Commission under the Securities Act of 1933, as amended, providing for registration of the Director Option Shares; and

            FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized in the name and on behalf of the Company, to execute and deliver a power of attorney appointing the directors and officers of the Company, or any of them, to act as attorneys in fact for the Company, or any of them, to act as attorneys in fact for the Company for the purpose of executing and filing with the Securities and Exchange Commission any such registration statement, or any amendment or supplement thereto, or any document deemed appropriate by any such officer in connection therewith; and

            FURTHER RESOLVED, that Lowry F. Kline be, and he hereby is, designated and appointed as the agent for service of the Company in all matters related to such registration statements; and

            FURTHER RESOLVED, that the Company may execute and deliver to the New York Stock Exchange, Inc. or any other appropriate exchange, any application, including any amendment or supplement thereto, for the listing of the Director Option Shares upon issuance, and may appoint a listing agent or listing agents to represent the Company for such purpose and to execute, in the name and on behalf of the Company, any other agreement or instrument that may be necessary or appropriate to accomplish such listing; and

            FURTHER RESOLVED, that the Company be, and it hereby is, authorized to effect or maintain the registration or qualification (or exemption therefrom) of all or any part of the Director Option Shares for offer or sale under the securities laws of any of the states or jurisdictions of the United States of America or under the applicable laws or regulations of any country or political subdivision thereof; and

            FURTHER RESOLVED, that any officer of the Company or such other person or persons as the Chief Executive Officer or his designee may appoint, be, and each of them hereby is, authorized to execute, in the name and on behalf of the Company and under its corporate seal or otherwise, deliver and file any agreement, instrument, certificate or any other document, or any amendment or supplement thereto, and to take any other action that such person may deem appropriate to carry out the intent and purpose of the proceeding resolutions and to effectuate the transactions contemplated thereby

      IN WITNESS WHEREOF, the undersigned has hereunto set his and and the seal of the Company, as of the 1st day of August, 1994.



       [SEAL]                       LISTON BISHOP
                                    -----------------------------------
                                    Liston Bishop
                                    Assistant Secretary